Exhibit 99.2

AMENDED AND RESTATED MASSACHUSETTS
PERSONAL AUTOMOBILE GROUP MARKETING AGREEMENT

This Agreement (“Agreement”) is by and among The Commerce Insurance Company, Citation Insurance Company, 211 Main Street, Webster, Massachusetts (hereinafter referred to collectively as “Commerce”), AAA Southern New England, 110 Royal Little Drive, Providence, Rhode Island 02904 (“AAA SNE”) and AAA Insurance Agency, Inc., a Massachusetts corporation, c/o 110 Royal Little Drive, Providence, Rhode Island 02904 (the “Agency”).

RECITALS

WHEREAS, Commerce currently is the exclusive insurance company to offer and underwrite a group marketing program whereby private passenger automobile insurance is offered to eligible AAA SNE members in the Operating Territory of AAA SNE.

WHEREAS, AAA SNE previously has granted Commerce the exclusive right to use the AAA Emblem in AAA SNE’s Operating Territory in connection with the group marketing program and Commerce has served as the exclusive underwriter of such group marketing program.

WHEREAS, Commerce, the Agency and AAA SNE desire to enter into respective longer-term agreements for such purposes.

WHEREAS, as of the effective date of this Agreement, the parties agree to amend and restate herein the respective rights, duties, and obligations of the parties pursuant to the Massachusetts Personal Automobile Group Marketing Agreement dated June 9, 1995.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN, IT IS AGREED AS FOLLOWS:

ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings indicated.

“AAA Emblem” shall mean the “Emblem” as such term is defined in the Regulations Governing the Use of the Emblem and Other Trademarks of the American Automobile Association, Inc. adopted July 8, 1992, as the same may be amended from time to time.

“AAA Group Marketing Program” shall mean a group marketing plan whereby private passenger automobile insurance is offered to eligible AAA SNE members in AAA SNE’s Operating Territory.

“Agent” shall mean any independent agent, insurance producer, or broker who has entered into an agreement with Commerce to solicit or produce applications for private passenger automobile insurance on behalf of Commerce and shall also mean any independent agent, insurance producer, or broker assigned by a residual market mechanism, including without limitation, Commonwealth Automobile Reinsurers or its successor entity, to represent Commerce in connection with the sale of private passenger automobile insurance.

“Operating Territory” shall mean the current and future territorial jurisdiction in the Commonwealth of Massachusetts in which AAA SNE or any parent, subsidiary, or affiliate of AAA SNE, or a successor of any of them, does business or is licensed, as set forth in AAA SNE’s Certificate of Membership issued by the American Automobile Association, Inc.

“Participating Agent” shall mean any Agent within the Operating Territory who has entered into a participation agreement with the Agency to place business in the AAA Group Marketing Program.

ARTICLE II - EXCLUSIVE UNDERWRITER OF GROUP MARKETING PROGRAM

AAA SNE and the Agency shall promote Commerce as, and Commerce shall be, the exclusive underwriter of the AAA Group Marketing Program in the Operating Territory for a period of twenty (20) years commencing on January 1, 2007 and concluding on December 31, 2026 (the “Initial Term”). This exclusive underwriting agreement shall be automatically extended beyond the Initial Term for an extended term of five (5) additional years commencing on January 1, 2027 and concluding on December 31, 2031 (the “First Extended Term”), unless AAA SNE or the Agency, on the one hand, or Commerce, on the other hand, advises the other in writing during the period commencing on January 1, 2021 and concluding on December 31, 2021 of its desire not to extend this exclusive underwriting agreement for such First Extended Term. The term of this exclusive underwriting agreement shall subsequently be extended on a “rolling” basis for successive five (5) year periods (each a “Subsequent Extended Term”), whereby this exclusive underwriting agreement shall be extended for five (5) years, unless AAA SNE or the Agency, on the one hand, or Commerce, on the other hand, advises the other in writing commencing in 2026 and thereafter during the fifth year of any such Subsequent Extended Term of its desire not to extend this exclusive underwriting agreement for an additional Subsequent Extended Term (in which event the term of this Agreement will expire four (4) years after the conclusion of the Subsequent Extended Term). Throughout the term of this Agreement, AAA SNE and the Agency shall not offer or permit any other entity, including without limitation any parent, subsidiary, or affiliate of AAA SNE or the Agency, or any successor of any of them, to offer a AAA Group Marketing Program in the Operating Territory.

Throughout the term of this Agreement, AAA SNE and the Agency shall actively promote the AAA Group Marketing Program to eligible and prospective members of the AAA Group Marketing Program.

AAA SNE and the Agency understand, acknowledge, and agree that Commerce shall be permitted to underwrite private passenger group marketing programs for other AAA clubs in the Operating Territory or otherwise, on such terms and conditions as may be determined by Commerce in its sole discretion.

ARTICLE III - RIGHT TO USE AAA EMBLEM

During the term of this Agreement, AAA SNE grants Commerce the exclusive right to use and display the AAA Emblem in the Operating Territory for purposes of automobile insurance sales, marketing, advertising, underwriting, processing, claim adjustment, and any other related purpose. Commerce is authorized to use and display the AAA Emblem on insurance policy forms, endorsements, declarations pages, invoices, envelopes, letterhead, instruction manuals, advertising and promotional materials, and any other written or electronic materials (“Materials”) as long as Commerce clearly identifies itself as the source of the Materials displaying the AAA Emblem. AAA SNE warrants and represents that it is authorized to grant permission to Commerce to use the AAA Emblem in this manner. Except as provided herein, AAA SNE shall not grant the right to any other person or entity, including without limitation, any parent, subsidiary, or affiliate of AAA SNE or the Agency, or any successor of any of them, to use the AAA Emblem in the Operating Territory during the term of this Agreement, for purposes of automobile insurance sales, marketing, advertising, underwriting, processing, claim adjustment, or any related purposes.

The AAA Emblem is the property of the American Automobile Association, Inc. and, upon expiration or termination of this Agreement, Commerce agrees to discontinue immediately the use of the AAA Emblem in any manner whatsoever. During the term of this Agreement, Commerce shall use the AAA Emblem only in conformance with the rules and regulations with respect to the use of the AAA Emblem promulgated by the American Automobile Association, Inc. from time to time. It is expressly agreed that the American Automobile Association, Inc. retains full ownership of the AAA Emblem and registration thereof. This paragraph survives any termination or expiration of this Agreement.

For purposes of this Article III, “Prohibited Conduct” shall mean any conduct by Commerce as a corporate entity that AAA SNE reasonably determines, based on the facts known to it at the time and notwithstanding any later judicial or regulatory decision to the contrary, is unlawful or criminal. If AAA SNE reasonably determines that on account of the Prohibited Conduct, Commerce’s continued use of the AAA Emblem or any related logos, trademarks, or Materials jeopardizes the favorable standing, reputation, or relationship of AAA SNE or any of its parents, subsidiaries or affiliates with its or their government regulators, members or customers, AAA SNE shall notify Commerce in writing, and Commerce shall cure the Prohibited Conduct within seven (7) business days of receipt of such notice (the “Cure Period”). Commerce’s failure to cure the Prohibited Conduct to AAA SNE’s reasonable satisfaction within the Cure Period shall entitle AAA SNE to suspend, until the Prohibited Conduct is cured to AAA SNE’s reasonable satisfaction, Commerce’s right to use the AAA Emblem or any related logos, trademarks or Materials. AAA SNE shall reinstate Commerce’s rights to use the AAA Emblem or any related logos, trademarks or Materials promptly after Commerce has cured the Prohibited Conduct.

Commerce agrees to obtain AAA SNE’s specific written approval prior to Commerce’s first and novel intended use and display of the AAA Emblem or any related logo or trademark. AAA SNE shall be deemed to have granted such approval unless AAA SNE sends a written notice of nonapproval to Commerce within thirty (30) days of AAA SNE’s receipt of a written notice from Commerce seeking such approval. AAA SNE shall not unreasonably withhold approval of any use or display by Commerce of the AAA Emblem or any related logo or trademark.

ARTICLE IV - MARKETING

Commerce shall, in its sole discretion, determine which Agents (other than the Agency) shall be eligible to serve as Participating Agents in the AAA Group Marketing Program. Agents selected to participate in the servicing of the AAA Group Marketing Program shall not be permitted to advertise or market the AAA Group Marketing Program, except as authorized in writing by Commerce.

ARTICLE V - GROUP RATES

Commerce shall file for approval, pursuant to applicable law or regulation, to offer an appropriate rate modification (discount) to eligible AAA SNE members of the AAA Group Marketing Program. At all times during the term of this Agreement, AAA SNE and Agency shall cooperate with and assist Commerce and take all actions reasonably requested by Commerce in support of Commerce’s filing with, and efforts to obtain from, the Massachusetts Division of Insurance approval of group discounts on private passenger automobile insurance for AAA SNE members within the meaning of Massachusetts General Law ch. 175, §193R or any successor law or regulation. Such cooperation and assistance shall include, without limitation, AAA SNE and/or Agency providing to Commerce relevant data, records, or information as may be requested or required by Commerce or the Massachusetts Division of Insurance to assist Commerce in its efforts to obtain such group discounts.

***

*** Information omitted pursuant to a request for confidential treatment. Omitted information has been filed seperately with the Securities and Exchange Comission.

ARTICLE VI - COMMISSIONS

Commissions and other compensation on business produced by the Agency and placed in the AAA Group Marketing Program shall be determined in accordance with the terms and conditions of the Agency Agreement between Commerce and the Agency dated January 1, 2004 as amended from time to time (the “Agency Agreement”). The Agency shall also receive an override bonus of *** on private passenger automobile business produced by Agency and placed in the AAA Group Marketing Program, to be established by Commerce on an annual basis. Agency shall pay, in accordance with the terms and conditions of the Services Agreement between Commerce and Agency, dated August 11, 1995 as amended from time to time (the “Services Agreement”), a reasonable service fee to Commerce, as established annually by Commerce, on all AAA Group Marketing Program business written by Participating Agents.

The Agency shall also receive an override bonus of *** on private passenger automobile business produced by Participating Agents, other than Agency, and placed in the AAA Group Marketing Program, to be established by Commerce on an annual basis. In the event of termination or expiration of this Agreement, Agency shall be entitled to the commissions and other compensation set forth herein earned up through and including the effective date of termination or expiration of this Agreement.

ARTICLE VII - EXCLUSIVITY

During each year that the Commissioner of Insurance fixes and establishes premium charges for private passenger automobile insurance, pursuant to Massachusetts General Laws c. 175, §113B or any successor law or regulation, the Agency shall, within the Operating Territory, exclusively sell and market Commerce’s private passenger automobile insurance products to AAA SNE members, its other customers, and to the general public, and the Agency shall not sell or market to any person or entity the private passenger automobile insurance products of any person or entity other than Commerce. ***

*** Information omitted pursuant to a request for confidential treatment. Omitted information has been filed seperately with the Securities and Exchange Comission.

ARTICLE VIII - PROFIT SHARING

The Agency shall be entitled to profit sharing commissions on business produced directly by the Agency in accordance with the terms and conditions of the Profit Sharing Agreement dated January 1, 2004 between Commerce and the Agency as amended from time to time (the “Profit Sharing Agreement”), which Profit Sharing Agreement shall at no time contain terms and conditions less favorable than those contained in the standard Profit Sharing Agreement between Commerce and its other independent agents.

In accordance with the terms and conditions of Schedule A, the Agency shall also be eligible to receive profit sharing commissions on business produced by Participating Agents, other than the Agency, and placed in the AAA Group Marketing Program. In the event of termination or expiration of this Agreement, Agency shall be entitled to the commissions and other compensation set forth herein earned up through and including the effective date of termination or expiration of this Agreement.

 ARTICLE IX - DIRECT BILL

It is mutually agreed by the parties that all business placed in the AAA Group Marketing Program shall be submitted to Commerce in accordance with Commerce’s established direct billed programs.

ARTICLE X - VALIDATION OF GROUP ELIGIBILITY

Commerce shall be responsible for determining the availability, acceptability, and continued eligibility of insureds for placement in the AAA Group Marketing Program. Commerce and AAA SNE shall cooperate to ensure proper validation of AAA membership and proper validation of eligibility for placement in the AAA Group Marketing Program. AAA SNE shall provide Commerce with all information, records, and documents necessary to ensure the validity of eligible members, at the time of application, renewal, or midterm.

ARTICLE XI - COUNTERPARTS

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be one and the same instrument.

ARTICLE XII - WAIVER

Neither party shall be deemed to have waived any right hereunder unless such waiver is in writing. No delay or omission on the part of either party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

ARTICLE XIII - AUTOMATIC COMPLIANCE

To the extent that any provision of this Agreement is or may become in conflict with any applicable law or regulation or is held to be illegal, invalid, or unenforceable, such provision of the Agreement shall be deemed to be amended to conform to the requirements of such law or regulation, but only to the minimum extent required by such law or regulation.

ARTICLE XIV - GOVERNING LAW; CHOICE OF FORUM

This Agreement shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts. This Agreement constitutes the entire agreement (together with all Schedules hereto) among the parties with respect to the subject matter hereof, and contains all the terms and conditions agreed upon by the parties hereto with respect to the transactions contemplated hereby. The relationships of the parties under this Agreement are that of independent contractors. Each of the parties hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any Massachusetts state court or federal court of the United States sitting in Massachusetts in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement or for the recognition or enforcement of any judgment relating to this Agreement, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such Massachusetts state court or, to the extent permitted by law, in such federal court. Each of the parties agrees that a final judgment in any such action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively so do, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated by this Agreement in any Massachusetts state court or any Federal court sitting in Massachusetts. Each of the parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such court.

ARTICLE XV - ASSIGNMENT OR TRANSFER; SUCCESSORS AND ASSIGNS

This Agreement may not be assigned or otherwise transferred by a party without the written consent of the other parties, which consent may be withheld in a party’s sole and absolute discretion. The rights and obligations contained in this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties, the successors and permitted assigns of the parties, and their respective affiliates, subsidiaries, and parents. This Agreement may be amended by the parties only in a writing signed by authorized representatives of the parties.

ARTICLE XVI - EFFECTIVE DATE ETC.

This Agreement supersedes all previous agreements, whether written or oral, among the parties regarding the subject matter of this Agreement, excepting the Agency Agreement, the Services Agreement, the Profit Sharing Agreement, and the Consulting Services Agreement and shall be effective from and after January 1, 2007.

ARTICLE XVII - NOTICES

Any notices, reports, or other communication required or permitted to be given hereunder shall be in writing and shall be given by being delivered at the following addresses to the parties hereto:

If to Commerce, to:	If to AAA SNE, to:

The Commerce Insurance Company	AAA Southern New England
211 Main Street	10 Royal Little Drive
Webster, Massachusetts 01570	Providence, RI 02904-1863
Attn: President	Attn: President and CEO
Tel. (508) 943-9000	Tel.: 401-868-2000
Fax: (508) 949-4411	Fax: 401-868-2013

If to Agency, to:

AAA Insurance Agency, Inc.
c/o 110 Royal Little Drive
Providence, RI 02904-1863
Attn: President
Tel.: 401-868-2000
Fax: 401-868-2013

All notices and other communications required or permitted under this Agreement that are addressed as provided in this paragraph may be sent by facsimile, and by mail, or courier. Notice shall be deemed given upon the first business day after actual delivery to the party to whom such notice or other communication is sent (as evidenced by the return receipt or shipping invoice signed by a representative of such party or by the facsimile confirmation). Any party from time to time may change its address for the purpose of notices to that party by giving a similar notice specifying a new address, but no such notice will be deemed to have been given until it is actually received by the party sought to be charged with the contents thereof.

ARTICLE XVIII - TERMINATION

This Agreement may be terminated only as follows:

(a)      At any time by the mutual consent of the parties.

(b)      By AAA SNE or the Agency, at any time upon two (2) day’s written notice, if Commerce establishes a private passenger automobile group marketing program with any automobile club that is not affiliated with the American Automobile Association, Inc.

(c)      By AAA SNE or the Agency, at any time upon two (2) days’ written notice, if Commerce’s A.M. Best Company rating is less than B+ (B plus).

(d)      By any party for a material breach of this Agreement, provided that the non-breaching party seeking to terminate this Agreement has provided written notice of such breach to the breaching party, and the breaching party fails to cure such breach to the reasonable satisfaction of the non-breaching party within thirty (30) days after receipt of such notice; provided, however, that if the breaching party has made within such thirty (30) day period, and is continuing to make, a good faith, diligent effort to cure such breach, the cure period shall be extended, at the non-breaching party’s discretion. Notwithstanding the foregoing, if the non-breaching party reasonably determines that the breach is not capable of being cured, termination is effective upon notice to the breaching party.

This Agreement shall be terminated immediately and without notice, if a party is declared insolvent, files for bankruptcy protection or is placed into receivership, liquidation or is the subject of a similar proceeding.

A party shall be entitled to pursue, either before or after termination, such rights and remedies as may be available at law and in equity, in addition to those rights and remedies specifically provided for under this Agreement.

ARTICLE IX - COMPLIANCE AGREEMENT

While this Agreement is in effect, each party covenants and agrees that it shall conduct all activities under this Agreement in full compliance with all applicable laws and regulations and shall obtain and maintain all applicable licenses and permits, and shall satisfy any other legal, regulatory, and administrative requirements relating to its performance hereunder. No obligation, limitation, restriction or prohibition under this Agreement shall be applicable or enforceable to the extent that it would cause Commerce to be deemed by a regulator or court of competent jurisdiction to be an affiliate of AAA Southern New England Insurance Company under applicable state insurance holding company laws.

ARTICLE XX - INDEMNIFICATION

Each party shall promptly indemnify, defend, and hold harmless the other parties, their affiliates and subsidiaries, and their respective directors, officers, shareholders, members, customers, employees, and agents against any and all losses, costs, claims and expenses (including reasonable attorneys’ fees and expenses actually incurred) and other damages resulting from the party’s failure to properly discharge any of its duties or obligations under or to comply with any terms, conditions and limitations contained in this Agreement, or resulting from actions of the party hereunder that are the subject of claims brought or asserted by any third party against the party. This Article survives any termination or expiration of this Agreement.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officers in multiple counterparts on this 12th day of December, 2006.

THE COMMERCE INSURANCE COMPANY
ATTEST:
	By:	/s/
	Its:	/s/

CITATION INSURANCE COMPANY
ATTEST:
	By:	/s/
	Its:	/s/

AAA SOUTHERN NEW ENGLAND
ATTEST:
	By:	/s/
Mark A. Shaw, President and CEO

AAA INSURANCE AGENCY, INC.
ATTEST:
	By:	/s/
Mark A. Shaw, President